Statement of Additional Information Supplement	November 21, 2016

The Putnam Fund for Growth and Income
Statement of Additional Information dated February 29, 2016

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section are supplemented to reflect that the fund’s portfolio manager is now Darren Jaroch and the fund’s assistant portfolio manager is Walter Scully.

The following replaces similar disclosure under the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section.

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager and assistant portfolio manager managed as of October 31, 2016. The other accounts may include accounts for which the individual was not designated as a portfolio manager or assistant portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
Manager or Assistant	end and closed-end funds		client		contribution plan offerings)
Portfolio Manager

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Darren Jaroch	13*	$8,708,200,000	1	$29,800,000	5	$330,500,000

Walter Scully	9	$8,172,200,000	0	0	5	$330,900,000

* 3 accounts, with total assets of $167,800,000, pay an advisory fee based on account performance.

Ownership of securities

The dollar range of shares of the fund owned by the portfolio manager and the assistant portfolio manager as of October 31, 2016, including investments by immediate family members and amounts invested through retirement and deferred compensation plan, was as follows:

Portfolio manager	Dollar range of shares owned

Darren Jaroch	$0

Walter Scully	$0

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